                                                                   EXHIBIT 10.14

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                     COPPER MOUNTAIN COMMUNICATIONS, INC.
                     ------------------------------------

                       WARRANT TO PURCHASE 10,000 SHARES
                          OF SERIES A PREFERRED STOCK

     THIS CERTIFIES THAT, for value received, SILICON VALLEY BANK is entitled to subscribe for and purchase 10,000 shares of the fully paid and nonassessable Series A Preferred Stock, $0.001 par value (as adjusted pursuant to Section 4 hereof, the "Shares") of Copper Mountain Communications, Inc., a California corporation (the "Company"), at the price of One Dollar ($1.00) per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series Preferred" shall mean the Company's presently authorized Series A Preferred Stock, and any stock into or for which such Series A Preferred Stock may hereafter be converted or exchanged,
(b) the term "Date of Grant" shall mean October 4, 1996, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     1.   Term. The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time from the Date of Grant through the later of (i) ten (10) years after the Date of Grant or (ii) five (5) years after the closing of the Company's initial public offering of its Common Stock effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act").

     2.   Method of Exercise; Payment; Issuance of New Warrant. Subject to
          ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the

Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.   Stock Fully Paid; Reservation of Shares. All Shares that may be issued
          ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock.

     4.   Adjustment of Warrant Price and Number of Shares. The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Reclassification or Merger. In case of any reclassification,
               --------------------------
change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Series Preferred then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. In addition, in the event that all the authorized shares of Series Preferred are converted into shares of Common Stock or any other series or class of capital stock of the Company or in the case of any amendment or waiver of any of the terms of the antidilution protection of the Series Preferred, then this Warrant shall be deemed to be amended so that the holder of this Warrant shall continue to be entitled to antidilution protection as nearly equivalent as may be practicable to the antidilution protection applicable to the Series Preferred on the Date of Grant, and the Company shall duly execute and deliver to the holder of this Warrant a supplement hereto to such effect, in form and substance satisfactory to the holder of this Warrant. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers, consolidations, transfers, amendments and waivers.

          (b)  Subdivision or Combination of Shares. If the Company at any time
               ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c)  Stock Dividends and Other Distributions. If the Company at any
               ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, or (ii) make any other distribution with respect to Series Preferred (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)) of Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution.

          (d)  Adjustment of Number of Shares. Upon each adjustment in the
               ------------------------------
Warrant Price, the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          (e)  Antidilution Rights. The other antidilution rights applicable to
               -------------------
the Shares and the Common Stock of the Company are set forth in Section 3(d) of the Company's Articles of Incorporation, as amended through the Date of Grant (the "Charter"), a true and complete copy of which is attached hereto as Exhibit
B. Such antidilution rights shall not be restated, amended, modified or waived in any manner that is adverse to the holder hereof without such holder's prior written consent. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

     5.   Notice of Adjustments. Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

     6.   Fractional Shares. No fractional shares of Series Preferred will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7.   Compliance with Securities Act: Disposition of Warrant or Shares of
          -------------------------------------------------------------------
          Series Preferred.
          ----------------

          (a)  Compliance with Securities Act. The holder of this Warrant, by
               ------------------------------
acceptance hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act or an exemption from such registration is available, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR
(iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

     (2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one year or any other fixed period in the future.

     (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the holder understands that, except as provided in Section 9 hereof, the Company is under no obligation to register this Warrant.

     (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (5) The holder further understands that at the time it wishes to sell this Warrant there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

     (6) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, not withstanding the fact that Rule 144 and 144A are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (b)  Disposition of Warrant or Shares. With respect to any offer, sale
               --------------------------------
or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agree to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this

Warrant or such shares of Series Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c)  Excepted Transfers. Neither any restrictions of any legend
               ------------------
described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer without any additional consideration of, or grant of a security interest in, this Warrant or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) by the holder to a partnership of which the holder is a general partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, the transferee
                         --------  -------
shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8.   Rights as Shareholders; Information. No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9.   [lntentionally Deleted.]

     10.  Additional Rights.
          -----------------

          10.1  Secondary Sales. The Company agrees that it will not interfere
                ---------------
with the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with the same notice (if any) as it provides to other holders of the Company's securities of any offer to acquire from the Company's security holders more than five percent (5%) of the total voting power of the Company and will not interfere with the holder in arranging the sale of this Warrant to the person or persons making such offer.

          10.2  Mergers. The Company will provide the holder of this Warrant
                -------
with at least 30 days' notice of the terms and conditions of any proposed (i) sale, lease, exchange, conveyance or other disposition of all or substantially all of its property or business, or (ii) merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any other transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

          10.3  Right to Convert Warrant into Common Stock: Net Issuance.
                --------------------------------------------------------

                (a)  Right to Convert. In addition to and without limiting the
                     ----------------
rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as provided in this Section 10.3 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Series Preferred (or

Common Stock if the Series Preferred has been automatically converted into Common Stock) on the Conversion Date (as herein defined).

Expressed as a formula, such conversion shall be computed as follows:

X = B - A
    -----
      Y

Where: X = the number of shares of Series Preferred (or Common Stock) that may be issued to holder

          Y = the fair market value (FMV) of one share of Series Preferred (or Common Stock)

          A = the aggregate Warrant Price (i.e., Converted Warrant Shares x Warrant Price)

          B = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

          (b)  Method of Exercise. The Conversion Right may be exercised by the
               ------------------
holder by the surrender of this Warrant at the principal office of the Company together with a notice of exercise substantially in the form attached hereto as Exhibit A-2, specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant that are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid notice of exercise, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date. Any conversion from Series Preferred to Common Stock shall be in a ratio of one (1) share of Common Stock for each share of Series Preferred (as adjusted herein and in the Charter). On the Date of Grant, the Series Preferred purchasable under this Warrant represents underlying shares of Common Stock at $1.00 per share.

          (c)  Determination of Fair Market Value. For purposes of this Section
               ----------------------------------
10.3, "fair market value" of a share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date .(the "Determination Date") shall mean:

               (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible.

               (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

                    (A) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible;

                    (B) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

                    (C) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company, and if the holder and the Company are unable to so agree, at the Company's sole expense by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of this Warrant.

     11.  Representations and Warranties. The Company represents and warrants to
          ------------------------------
the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series Preferred and the holders thereof are as set forth in the Charter, as amended to the Date of the Grant, a true and complete copy of which has been delivered to the original holder of this Warrant and is attached hereto as Exhibit B;

          (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Charter, as amended, will be validly issued, fully paid and nonassessable; and

          (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

          (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     12.  Modification and Waiver. This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13.  Notices. Any notice, request, communication or other document required
          -------
or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     14.  Binding Effect on Successors. This Warrant shall be binding upon any
          ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to
                              --------
make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     15.  Lost Warrants or Stock Certificates. The Company covenants to the
          -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16.  Descriptive Headings. The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     17.  Governing Law. This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     18.  Survival of Representations Warranties and Agreements. All
          -----------------------------------------------------
representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     19.  Remedies. In case any one or more of the covenants and agreements
          --------
contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     20.  Value. The Company and the holder of this Warrant agree that the value
          -----
of this Warrant and the Other Warrants on the Date of Grant is $100.00.

     21.  Acceptance. Receipt of this Warrant by the holder hereof shall
          ----------
constitute acceptance of and agreement to the foregoing terms and conditions.

     22.  No Impairment of Rights. The Company will not, by amendment of its
          -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                                             COPPER MOUNTAIN
                                             COMMUNICATIONS, INC.


                                             By: /s/ JOSEPH D. MARKEE
                                                --------------------------------
                                             Title:  President
                                                   -----------------------------
                                             Address: 6650 Lusk Blvd  Ste B103
                                                     ---------------------------
                                                      San Diego  CA 92121


Date:  October 4, 1996

                                   EXHIBIT A

                              NOTICE OF EXERCISE

To: Copper Mountain Communications, Inc.

      1. The undersigned hereby elects to purchase __________ shares of Series A Preferred Stock of Copper Mountain Communications, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                         _____________________________
                                    (Name)



                         _____________________________

                         _____________________________
                                   (Address)

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.



                                  (Signature)


      (Date)

                                  EXHIBIT A-1

                              NOTICE OF EXERCISE

To:  Copper Mountain Communications, Inc. (the "Company")

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-__, filed ________, 199__ the undersigned hereby elects to purchase __________ shares of Series A Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such ___________ shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $__________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                  (Signature)


     (Date)

                                  EXHIBIT A-2

             NOTICE OF EXERCISE OF NET ISSUANCE CONVERSION RIGHTS

To:  Copper Mountain Communications, Inc.

     1. The undersigned, the registered holder of the Warrant delivered herewith (the "Warrant"), hereby elects to exercise the Conversion Right (as defined in Section 10.3 of the Warrant) as provided herein. __________ shares subject to the Warrant are being surrendered hereby in exercise of the Conversion Right. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 10.3(a) of the Warrant, which requires the use of the "fair market value" of the Company's stock. As of the Determination Date (as defined in the Warrant), the "fair market value" of one share of Series Preferred Stock (or Common Stock if the Series A Preferred Stock has been automatically converted into Common Stock) shall be determined in the manner provided in Section 10.3(c) of the Warrant, which amount has been determined by the undersigned (or agreed to by the holder of the Warrant and Copper Mountain Communications, Inc.) to be $__________ per share. Therefore, __________ shares are to be issued to the undersigned pursuant to this exercise.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                         _____________________________
                                    (Name)


                         _____________________________

                         _____________________________
                                   (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.


                                  (Signature)

     (Date)

                                  Schedule 1
                                  ----------

                      INVESTMENT REPRESENTATION STATEMENT

Purchaser:

Company:     Copper Mountain Communications, Inc.

Security:    Series A Preferred Stock

Amount:

Date:

     In connection with the purchase of the above-listed securities and underlying Common Stock (the "Securities") the undersigned (the "Purchaser") represents to the Company as follows:

     (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

     (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities except as set forth in the Warrant under which the Securities are being acquired. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

     (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

     (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                  Purchaser:



                                  Date: __________, 199_

                                                                       EXHIBIT B
                                                                       ---------

                     Articles of Incorporation, as Amended

                                       19